EXHIBIT 99.1


                                 MARCH 29, 2005

                                    PROPOSAL

                               NEWTECH BRAKE CORP

                              (A Delaware Company)

                               PROPOSED DEBENTURE

                            Maximum of $22,000,000 US

This document is for discussion purposes only and cannot be construed as an offer and must be considered only as a draft to establish the basis for a formal proposal

This offering is addressed only to knowledgeable and experienced investors who reside outside United States of America.

1: Offering:                    1.1: 40 class A units are offered. Each unit is
                                composed of one (1) Debenture A ("Debenture A"),
                                having a face value of $250,000US, convertible
                                into common shares of Newtech Brake Corp (the
                                "Company"), for a total amount of $10,000,000US.
                                1.2: 48 class B units are offered. Each Class B
                                unit is composed of one (1) Debenture B
                                ("Debenture B"), having a face value of
                                $250,000US, convertible in common shares of the
                                Company, for a total amount of $12,000,000US.
                                1.3: Debenture "A" and Debenture "B" are
                                sometimes hereinafter collectively referred to
                                as the "Debentures".
                                1.4: No Debenture will be issued unless paid in
                                full.
2: Return on investment:        2.1: Convertible Debenture "A" entitles its
                                holder to a fixed return on investment of $75,000.00 US per year, for a total amount of $375,000.00 US over a five (5) year period.
                                2.2: Convertible Debenture "B" entitles its holder to a fixed return on investment of $62,500.00 US per year, for a total amount of $312,500.00 US over a five (5) year period. :
                                The Company shall pay the above return on investment by retaining, for each Debenture issued and paid for , a minimum sum of $1.00 US on each heavy duty brake sold and paid for by the Company, or a subsidiary, throughout the world. . This amount shall be paid monthly to the Trustee herein named, for the benefit of the debenture holders, the first payment being made one (1) month from the first Closing Date.
                                2.4: In order to further secure the payment of the return on investment for the first year, an amount representing 15% of the face value of the Debentures issued by the Company shall be paid at Closing from the amounts paid for the Debentures, to the Trustee, who, in turn, shall return said amount to each Debenture holder.
                                This payment shall be applied in reduction of the return on investment.
                                2.5: In the event the volume of sales of the Company's brakes is insufficient to pay, in full, the yearly return on investment (i.e.
                                $75,000.00 for each Debenture A and $62,500.00 for each Debenture B), it shall then pay to the Trustee an amount needed to cover two thirds
                                (2/3) of the return on investment and the Trustee shall, then, pay said amount to the holders of the Debentures. Consequently, the holders of the Debentures shall receive annually, at least two thirds (2\3) of the return on investment. Any balance due, shall be

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                                carried forward, without interest, to the
                                following year(s).
                                2.6: The Trustee shall pay yearly to the holders
                                their return on investment, twelve months after
                                the closing date, during the entire five (5)
                                year term, save and except if a holder converts
                                all or part his Debenture into Common shares of
                                the Company, as hereinafter provided for, in
                                which case the amount of his return on
                                investment will be reduced accordingly as the
                                Company obligations.
                                2.7: Subject to the conversion right stipulated
                                below, the amount of $375,000.00, representing
                                the return on investment for each Debenture A,
                                shall be paid within the next five (5) years
                                from the closing date. If, in any given year,
                                the Company does not have the volume of sales
                                necessary to pay the return on investment, the
                                amount due shall, in part, be carried forward,
                                without interest, to the subsequent year(s). The
                                amount that the Company can carry forward cannot
                                exceed $25,000.00 for any one year (i.e. 1/3 of
                                the return on investment), as provided in
                                section 2.5 of this proposal.
                                2.8: Subject to the conversion right stipulated
                                below, the amount of $312,500.00, representing
                                the return on investment for each Debenture B,
                                shall be paid within the next five (5) years
                                from the closing date. If, in any given year,
                                the Company does not have the volume of sales to
                                pay the return on investment, the amount due
                                shall, in part, be carried forward, without
                                interest, to the following year(s). The amount
                                that the Company can carry forward shall not
                                exceed $20,834.00 for any one year (i.e. 1/3 of
                                the return on investment) as provided in section
                                2.5 of this proposal.
3:  Repayment of face value     3.1:  The face value of the Debentures, as well
    of Debentures               as any outstanding amounts due on the return on
                                investment, shall be paid on the fifth (5th)
                                calendar anniversary of the closing date.
4:  Conversion:                 4.1: At the sole option of a holder, the face
                                value of each Debenture in whole or in part can
                                be converted, each year, for a maximum of twenty
                                percent (20%) of the face value per year into
                                Common Shares of the Company, at the price of
                                $1.00 US per share.
                                4.2: The right to convert shall automatically
                                expire two (2) months after the anniversary date
                                of each subscription. Notwithstanding the
                                foregoing, the holder of a Debenture shall have
                                the right, once during the five (5) year term,
                                to carry forward one (1) twenty percent (20%)
                                conversion right, which shall then be
                                distributed equally over the remaining term.
                                4.3: To exercise his right the holder of a
                                Debenture shall give the Trustee, written notice
                                of his intention, at least fourteen (14) days
                                prior to the expiration date. The notice shall
                                stipulate the amount the holder intends to
                                convert into common shares of the Company.
                                4.4: Notwithstanding the above, in the event,
                                the company issues common treasury shares to the
                                public, to institutions or through private
                                placements, holders of unit will have the right
                                to immediately exercise in full the conversion
                                right all or in part, the face value of his unit
                                at the price stipulated above.
                                4.5: Notwithstanding the above, in case of
                                default by the company of its obligations under
                                this proposal, the Holder will have the right to
                                convert, all or in part, the face value of its
                                unit at the price stipulated above.
5: Subscription Price:          5.1:  $250,000 US per Debenture.
6: Minimum Subscription:        6.1: One Debenture "A" or "B".
7: Payment Date:                7.1: All amounts shall be paid in the hands of
                                the Trustee at the closing dates stipulated
                                above.
                                7.2: If the Company does not receive the
                                subscription amount, the subscription shall
                                become null and void without any indemnity and
                                without further notice.
8:  Hold Period:                8.1: Twelve (12) months from the date of
                                subscription of each Unit.
9:  Reporting Issuer Status:    9.1: The Company Newtech Brake Corp. (OTC BB:
                                NWTB) is currently a reporting issuer with the

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                                Security Exchange Commission (SEC) in the USA
                                and has its head office in the Province of Quebec. The Company owns 100% of Newtech Brake MFG (Suzhou) Co Ltd , a Chinese Company, located at Block B, Factory Building, 58 Tangyuan Road, Suzhou 215021 (Jiangsu Province) P.R. of China.

10:  Minimum Subscription:      10.1: The offering for Debentures "A" is subject
                                to a minimum subscription amount of $5,000,000US
                                The maximum net proceeds from the purchase of Debenture "A" is $9,500,000US, after deducting the expenses of the offering, estimated to be $500,000US.
                                10.2: The offering for Debentures "B" is not subject to a minimum subscription amount, it cannot be sold until the minimum sale of Debenture "A" is reached. The maximum net proceeds from the purchase of Debenture "B" is $11,400,000US, after deducting the expenses of the offering, estimated to be $600,000.US

11:  Use of Proceeds:           11.1: The net proceeds received by the Company
                                from the sale of the Debentures shall be used to
                                commence the commercial production and
                                introduction into the market of the new heavy
                                vehicle brake known as "Full Contact Disk
                                Brake". Also, the funds will supply the Company
                                with working capital. Details of the business
                                plan can be provided, upon request.
12:  Closing Date(s)::          12.1: For Debentures "A" the closing date shall
                                occur the earlier of: the date the minimum
                                subscription amount of Five Million Dollars has
                                been subscribed for or May 31, 2005. If the
                                minimum amount has not been subscribed for on
                                this date, the issue will be cancelled and all
                                monies received will be returned to the
                                subscribers without interest or indemnity.
                                12.2: For Debenture "B", the last subscription
                                date shall be February 28, 2006.
                                12.3: No subscriptions of Debenture "B" will be
                                accepted until the minimum subscription of
                                Debenture "A" has been reached. 12.4: Multiple
                                closings for the balance of Debenture A or
                                Debenture B can take place throughout the term
                                of the issue, but in no event later than
                                February 28, 2006.
13: Trustee:                    13.1: The Company shall appoint a Trustee to act
                                as Trustee hereunder. The said Trustee shall be
                                either a reputable accounting firm or other
                                reputable professional body or institution.
14: Duties of Trustee:          14.1: The Trustee shall act under the terms of a
                                trust deed. He shall, for the subscriptions of
                                Debenture "A", receive and hold all funds in
                                connection therewith, until the minimum amount
                                of $5,000,000.00 U.S. is reached, at which time
                                he shall released the funds to the Company. The
                                Trustee shall also receive the initial advance
                                of fifteen percent (15%) of the face value of
                                the Debentures, as well as the amounts payable
                                by the Company on each sale of brakes, and deal
                                with same in accordance with the terms of this
                                offering.
15: Maturity :                  15.1: Each Debenture shall have its own maturity
                                date. The maturity date shall be the last day of
                                the 60th month following its subscription date.
16: Conditions:                 16.1: This offer is conditional upon the signing
                                of a Debenture, loan agreement and trust deed, containing the usual provisions found in agreements of a similar nature, as well as any other documents necessary for the implementation of these presents; the whole to the entire satisfaction of all parties and governing bodies.

17: Security                    17.1: The holders of Debentures shall have no
                                specific guarantee on the assets of the Company.
                                However, the Company agrees to grant, by way of trust deed, a floating charge on the assets of the Company and a movable hypothec on the license granted by Newtech Group International
                                Inc. for the sale and production of heavy duty brake for trucks.
                                17.2: Subject to the above, the Company shall have the right to grant security on its assets for its operations in its normal course of business, without restriction.
                                17.3: Newtech Group International Inc. shall agree to the term of this offering and to the security given by the Company, if necessary.

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                                17.4: Debentures class "A" and "B" shall rank
                                pari passu in respect to the payment of the
                                return on investment and repayment of capital.
18: Events Of Default:          18.1: The Company shall be deemed to be in
                                default of this agreement if:
                                18.1.1: it fails to repay the face value of the Debentures at Maturity or make any payment on the return on investment, as required hereunder;
                                18.1.2: it fails to respect its obligations according to the Debentures or any other agreement relating to this investment;
                                18.1.3: any of the representations or covenants of the Company hereunder or under any other agreement in connection with this investment is false or materially misleading.
                                18.2: In each of the events above, the Company shall have the right to cure any default within a delay of forty-five (45) days following receipt of written notice from the Trustee specifying the nature of the default.

19: Rights In Case Of           19.1: In the event of a default of the Company
Default :                       hereunder as stipulated in paragraph 18, all
                                amount due to the holders of Debentures shall
                                immediately become due and payable without any
                                other formality. The Trustee, at his discretion,
                                shall then exercise all rights under the terms
                                of the trust deed for the benefit of the holders
                                of Debentures. In addition the holders may
                                exercise any other right they may have at their
                                disposal.
                                19.2: In addition, each Debentures holder shall
                                be entitled to vote, with the Common Shares
                                holders of the Company, at all General Meetings
                                of Shareholders, on the basis of, subject to
                                adjustment as herein provided, 250,000 votes for
                                each Debenture held, less any amount converted.
20: Purpose:                    20.1: This document is for information purposes
                                only and should not be considered as a public
                                offering.
21: Preemptive Right            21.1: In the event the Company issues common
                                shares from its treasury to the public or to institutional or private investors at any time following the Closing Date, each holder of a Debenture shall have the right to subscribe for the new shares to be issued by the Company, at the same price stipulated in the new issue, and for such amount of shares as is necessary to preserve the holder's percentage of shares owned in the Company, the whole as if the holder had converted his Debenture into common shares (as stipulated herein) immediately prior to the new issue. This preemptive right shall expire once the face value of the Debenture has been repaid by the Company in full or the conversion right has been totally exercised. The holder shall exercise this right by advising the Company in writing of his decision, together with the number of common shares the holder is desirous of acquiring, no later than fourteen (14) days following receipt of a notice from the Company giving of the details of the new issue.
                                21.2. Notwithstanding the above, the Company shall be entitled to issue, from its treasury, common shares for an amount of three million dollars U.S. (US$3,000,000.00), upon such terms and for such price as the Company, at its sole discretion shall decide.
                                21.3. Notwithstanding the above, the Company shall be entitled to issue, from its treasury, common shares to the employees and director, related to the option already granted to directors and employees as stipulated in report to the SEC and the statement of the Company. The
                                Company shall be entitled to grant such option in the future for the directors and employees at its sole discretion.

22: Prepayment of Debentures    22.1: The Company shall have the right to repay,
                                in advance, all or part of the face value of Debentures class "A" and "B" at any time, after a given notice of 30 days to the above holder.
                                22.2: However, in case of repayment in advance, as above stated, and notwithstanding the period of time elapsed, the holder shall receive the

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                                full payment of the return on investment, as
                                stipulated above in paragraphs 2.1 and 2.2,
                                except if the holder has converted all or part
                                of the face value of his Debenture into common
                                shares, as stipulated above.
                                22.3: In the case of a repayment in advance the
                                holder shall have the option at his sole
                                discretion to convert all or part of the face
                                value of the Debenture into common shares as
                                stipulated above.
                                22.4: In the case of a prepayment, the Company
                                shall advice the Trustee, who, in turn, shall
                                advice the holder of the prepayment; to be
                                exercised his right to convert, the holder of a
                                Debenture shall give the Trustee, written notice
                                of his intention, within thirty (30) days after
                                having the written notice from the Trustee. The
                                notice shall stipulate the amount of the face
                                value the holder intends to convert into common
                                shares of the Company.
23: Acceptance:                 23.1: The Company shall have no obligation to
                                accept any subscription for Debentures class "A"
                                or "B" before same has been paid in full and
                                accepted by the Company.
24:  Notice                     24.1: Following a normal review process by the
                                Securities Exchange Commission (SEC) in February
                                2005, the SEC has stated that the industrial
                                drawings capitalized in the non audited
                                quarterly financial statements for the period
                                ended May 31, 2004 for the amount of $1,200,000
                                must be considered as research and development
                                activities according to FAS2, Par. 9 and
                                consequently the industrial drawings must be
                                accounted for as an expense in accordance with
                                the American General Accepted Accounting
                                Principles. Following the recommendations of the
                                SEC, the Company is considering amending the
                                quarterly financial statements for the periods
                                ended May 31, 2004, August 31, 2004 and November
                                30, 2004.
                                24.2: In accordance with the provisions of
                                Securities and Exchange Commission's Staff
                                Accounting Bulletin Topic 5(g), the 2003 audited
                                financial statements of Newtech Brake Corp. were
                                restated in FY2004 to record the license
                                agreement with parent company Newtech Group
                                International at no value instead of the
                                historical cost of Group Newtech International
                                Inc, as mentioned in initial statement. The
                                effect of the restatement was to reduce the
                                total assets by $ 11, 960, 000.
                                24.3: The investor is advised to take notice of
                                the published reports of the SEC containing more
                                detailed information concerning the Company
                                Newtech Brake Corp.
25: Suspensive clause:          25.1: In the event of an act of God and/ or
                                unforseeable event and/or irresistible force
                                (hereinafter called: "Force Majeure") not
                                imputable to the Company, such as: war, embargo,
                                labour disputes, national or international
                                conflicts, political or government problems,
                                payment of the return on investment and/or
                                reimbursement of the capital of the Debentures
                                (face value or residual face value) will be
                                postponed for a period of time equal to the
                                delays occasioned by said Force Majeure.
                                25.2: The Company shall advise the Trustee of
                                any such Force Majeure, who, in turn, shall
                                advise the holders of Debentures.
2526: Applicable Laws:          2526.1: This document is subject to the laws of
                                the Province of Quebec and Canada, as applicable herein.